                                                                    EXHIBIT 99.1

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

------------------------------------------------------------------------------------------------------------------------------------
Security A-4
Scenario MAT
Avg Life: 7.8014  Total Interest: 16,470,674.20
                                                                                                                            Total
Per              Date                 Balance                 Principal            Interest            Coupon               Cash
------------------------------------------------------------------------------------------------------------------------------------

      0          11/24/2004           82,210,000.00                 0                      0              -1                      0
      1          12/25/2004           82,210,000.00                 0             174,148.18            2.46             174,148.18
      2           1/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
      3           2/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
      4           3/25/2005           82,210,000.00                 0             157,295.13            2.46             157,295.13
      5           4/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
      6           5/25/2005           82,210,000.00                 0             168,530.50            2.46             168,530.50
      7           6/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
      8           7/25/2005           82,210,000.00                 0             168,530.50            2.46             168,530.50
      9           8/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
     10           9/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
     11          10/25/2005           82,210,000.00                 0             168,530.50            2.46             168,530.50
     12          11/25/2005           82,210,000.00                 0             174,148.18            2.46             174,148.18
     13          12/25/2005           82,210,000.00                 0             168,530.50            2.46             168,530.50
     14           1/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     15           2/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     16           3/25/2006           82,210,000.00                 0             157,295.13            2.46             157,295.13
     17           4/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     18           5/25/2006           82,210,000.00                 0             168,530.50            2.46             168,530.50
     19           6/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     20           7/25/2006           82,210,000.00                 0             168,530.50            2.46             168,530.50
     21           8/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     22           9/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     23          10/25/2006           82,210,000.00                 0             168,530.50            2.46             168,530.50
     24          11/25/2006           82,210,000.00                 0             174,148.18            2.46             174,148.18
     25          12/25/2006           82,210,000.00                 0             168,530.50            2.46             168,530.50
     26           1/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     27           2/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     28           3/25/2007           82,210,000.00                 0             157,295.13            2.46             157,295.13
     29           4/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     30           5/25/2007           82,210,000.00                 0             168,530.50            2.46             168,530.50
     31           6/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     32           7/25/2007           82,210,000.00                 0             168,530.50            2.46             168,530.50
     33           8/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     34           9/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     35          10/25/2007           82,210,000.00                 0             168,530.50            2.46             168,530.50
     36          11/25/2007           82,210,000.00                 0             174,148.18            2.46             174,148.18
     37          12/25/2007           82,210,000.00              0.00             168,530.50            2.46             168,530.50
     38           1/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     39           2/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     40           3/25/2008           82,210,000.00              0.00             162,912.82            2.46             162,912.82
     41           4/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     42           5/25/2008           82,210,000.00              0.00             168,530.50            2.46             168,530.50
     43           6/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     44           7/25/2008           82,210,000.00              0.00             168,530.50            2.46             168,530.50
     45           8/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     46           9/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     47          10/25/2008           82,210,000.00              0.00             168,530.50            2.46             168,530.50
     48          11/25/2008           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     49          12/25/2008           82,210,000.00              0.00             168,530.50            2.46             168,530.50
     50           1/25/2009           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     51           2/25/2009           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     52           3/25/2009           82,210,000.00              0.00             157,295.13            2.46             157,295.13
     53           4/25/2009           82,210,000.00              0.00             174,148.18            2.46             174,148.18
     54           5/25/2009           82,210,000.00              0.00             168,530.50            2.46             168,530.50
     55           6/25/2009           80,530,424.29      1,679,575.71             174,148.18            2.46           1,853,723.90
     56           7/25/2009           78,583,947.54      1,946,476.74             165,087.37            2.46           2,111,564.11
     57           8/25/2009           76,680,392.73      1,903,554.81             166,467.00            2.46           2,070,021.81
     58           9/25/2009           74,821,536.00      1,858,856.73             162,434.63            2.46           2,021,291.37
     59          10/25/2009           73,007,156.17      1,814,379.83             153,384.15            2.46           1,967,763.98
     60          11/25/2009           71,236,189.83      1,770,966.33             154,653.49            2.46           1,925,619.83
     61          12/25/2009           69,507,606.82      1,728,583.02             146,034.19            2.46           1,874,617.21
     62           1/25/2010           67,820,401.26      1,687,205.56             147,240.28            2.46           1,834,445.84
     63           2/25/2010           66,173,591.05      1,646,810.21             143,666.22            2.46           1,790,476.43
     64           3/25/2010           64,566,217.26      1,607,373.78             126,612.14            2.46           1,733,985.92
     65           4/25/2010           62,997,343.63      1,568,873.64             136,772.77            2.46           1,705,646.41
     66           5/25/2010           61,466,055.97      1,531,287.66             129,144.55            2.46           1,660,432.21
     67           6/25/2010           59,971,461.71      1,494,594.26             130,205.60            2.46           1,624,799.85
     68           7/25/2010           58,512,689.36      1,458,772.36             122,941.50            2.46           1,581,713.85
     69           8/25/2010           57,088,887.99      1,423,801.37             123,949.38            2.46           1,547,750.75
     70           9/25/2010           55,699,226.80      1,389,661.19             120,933.29            2.46           1,510,594.49
     71          10/25/2010           54,342,894.60      1,356,332.20             114,183.41            2.46           1,470,515.62
     72          11/25/2010           53,019,099.36      1,323,795.23             115,116.37            2.46           1,438,911.60
     73          12/25/2010           51,727,067.79      1,292,031.57             108,689.15            2.46           1,400,720.73
     74           1/25/2011           50,466,044.84      1,261,022.94             109,575.17            2.46           1,370,598.12
     75           2/25/2011           49,235,293.34      1,230,751.51             106,903.90            2.46           1,337,655.41
     76           3/25/2011           48,034,093.50      1,201,199.84              94,203.53            2.46           1,295,403.36
     77           4/25/2011           46,861,742.58      1,172,350.92             101,752.22            2.46           1,274,103.14
     78           5/25/2011           45,717,554.43      1,144,188.15              96,066.57            2.46           1,240,254.72
     79           6/25/2011           44,600,859.12      1,116,695.30              96,845.02            2.46           1,213,540.32
     80           7/25/2011           43,511,002.59      1,089,856.54              91,431.76            2.46           1,181,288.30
     81           8/25/2011           42,447,346.20      1,063,656.39              92,170.81            2.46           1,155,827.20
     82           9/25/2011           41,409,266.43      1,038,079.76              89,917.63            2.46           1,127,997.39
     83          10/25/2011           40,396,154.53      1,013,111.91              84,889.00            2.46           1,098,000.90
     84          11/25/2011           39,407,416.11        988,738.42              85,572.52            2.46           1,074,310.94
     85          12/25/2011           38,442,470.85        964,945.25              80,785.20            2.46           1,045,730.46
     86           1/25/2012           37,500,752.18        941,718.67              81,433.97            2.46           1,023,152.64
     87           2/25/2012           36,581,706.91        919,045.27              79,439.09            2.46             998,484.36
     88           3/25/2012           35,684,794.95        896,911.97              72,492.75            2.46             969,404.71
     89           4/25/2012           34,809,488.97        875,305.97              75,592.29            2.46             950,898.27
     90           5/25/2012           33,955,274.15        854,214.82              71,359.45            2.46             925,574.27
     91           6/25/2012           33,121,647.84        833,626.31              71,928.59            2.46             905,554.90
     92           7/25/2012           32,308,119.28        813,528.56              67,899.38            2.46             881,427.94
     93           8/25/2012           31,514,209.33        793,909.94              68,439.37            2.46             862,349.31
     94           9/25/2012           30,739,450.21        774,759.12              66,757.60            2.46             841,516.72
     95          10/25/2012           29,983,385.20        756,065.01              63,015.87            2.46             819,080.89
     96          11/25/2012           29,245,568.39        737,816.81              63,514.80            2.46             801,331.61
     97          12/25/2012           28,525,564.45        720,003.95              72,626.49            2.98             792,630.44
     98           1/25/2013           27,822,948.33        702,616.11              73,199.77            2.98             775,815.88
     99           2/25/2013           27,137,305.09        685,643.24              71,396.78            2.98             757,040.02
    100           3/25/2013           26,468,229.58        669,075.51              62,898.24            2.98             731,973.75
    101           4/25/2013           25,815,326.27        652,903.31              67,920.42            2.98             720,823.72
    102           5/25/2013           25,178,209.01        637,117.27              64,108.06            2.98             701,225.33
    103           6/25/2013           24,556,500.77        621,708.24              64,610.08            2.98             686,318.32
    104           7/25/2013           23,949,833.48        606,667.29              60,981.98            2.98             667,649.26
    105           8/25/2013           23,357,847.80        591,985.69              61,457.93            2.98             653,443.62
    106           9/25/2013           22,780,192.88        577,654.92              59,938.83            2.98             637,593.75
    107          10/25/2013           22,216,526.21        563,666.66              56,570.81            2.98             620,237.48
    108          11/25/2013           21,666,513.41        550,012.80              57,010.07            2.98             607,022.88
    109          12/25/2013           21,129,828.01        536,685.41              53,805.17            2.98             590,490.58
    110           1/25/2014           20,606,151.28        523,676.73              54,221.49            2.98             577,898.22
    111           2/25/2014           20,095,172.06        510,979.21              52,877.67            2.98             563,856.89
    112           3/25/2014           19,596,586.58        498,585.48              46,576.14            2.98             545,161.62
    113           4/25/2014           19,110,098.27        486,488.31              50,287.02            2.98             536,775.33
    114           5/25/2014           18,635,417.59        474,680.68              47,456.74            2.98             522,137.43
    115           6/25/2014           18,172,261.87        463,155.72              47,820.55            2.98             510,976.27
    116           7/25/2014           17,720,355.17        451,906.70              45,127.78            2.98             497,034.49
    117           8/25/2014           17,279,435.27        440,919.89              45,472.40            2.98             486,392.30
    118           9/25/2014           16,849,313.18        430,122.09              44,340.95            2.98             474,463.04
    119          10/25/2014           16,429,647.76        419,665.43              41,842.46            2.98             461,507.89
    120          11/25/2014           16,020,188.42        409,459.34              42,160.30            2.98             451,619.64
    121          12/25/2014           15,620,690.53        399,497.88              39,783.47            2.98             439,281.35
    122           1/25/2015           15,230,915.29        389,775.24              40,084.43            2.98             429,859.67
    123           2/25/2015           14,850,629.55        380,285.74              39,084.22            2.98             419,369.96
    124           3/25/2015           14,479,605.70        371,023.85              34,420.46            2.98             405,444.31
    125           4/25/2015           14,117,621.55        361,984.15              37,156.28            2.98             399,140.43
    126           5/25/2015           13,764,460.18        353,161.36              35,058.76            2.98             388,220.12
    127           6/25/2015           13,419,909.85        344,550.34              35,321.13            2.98             379,871.47
    128           7/25/2015           13,083,763.81        336,146.03              33,326.11            2.98             369,472.14
    129           8/25/2015           12,755,820.27        327,943.54              33,574.39            2.98             361,517.93
    130           9/25/2015           12,435,882.22        319,938.06              32,732.85            2.98             352,670.91
    131          10/25/2015           12,123,757.32        312,124.90              30,882.44            2.98             343,007.34
    132          11/25/2015           11,819,257.83        304,499.49              31,110.91            2.98             335,610.39
    133          12/25/2015           11,522,200.48        297,057.36              29,351.16            2.98             326,408.52
    134           1/25/2016           11,232,406.32        289,794.15              29,567.25            2.98             319,361.40
    135           2/25/2016           10,949,700.71        282,705.61              28,823.60            2.98             311,529.21
    136           3/25/2016           10,673,913.14        275,787.57              26,285.36            2.98             302,072.94
    137           4/25/2016           10,404,877.16        269,035.98              27,390.45            2.98             296,426.43
    138           5/25/2016           10,142,430.28        262,446.88              25,838.78            2.98             288,285.66
    139           6/25/2016            9,886,413.89        256,016.39              26,026.60            2.98             282,042.99
    140           7/25/2016            9,636,673.15        249,740.74              24,551.26            2.98             274,292.00
    141           8/25/2016            9,393,056.91        243,616.24              24,728.77            2.98             268,345.01
    142           9/25/2016            9,155,417.63        237,639.28              24,103.63            2.98             261,742.91
    143          10/25/2016            8,923,611.28        231,806.36              22,735.95            2.98             254,542.31
    144          11/25/2016            8,697,497.24        226,114.04              22,898.98            2.98             249,013.01
    145          12/25/2016            8,476,938.28        220,558.96              21,598.78            2.98             242,157.75
    146           1/25/2017            8,261,800.41        215,137.86              21,752.77            2.98             236,890.63
    147           2/25/2017            8,051,952.87        209,847.55              21,200.70            2.98             231,048.24
    148           3/25/2017            7,847,267.97        204,684.89              18,662.64            2.98             223,347.53
    149           4/25/2017            7,647,621.12        199,646.86              20,136.96            2.98             219,783.82
    150           5/25/2017            7,452,890.65        194,730.47              18,991.59            2.98             213,722.06
    151           6/25/2017            7,262,957.84        189,932.82              19,124.95            2.98             209,057.76
    152           7/25/2017            7,077,706.76        185,251.07              18,036.35            2.98             203,287.42
    153           8/25/2017            6,897,024.29        180,682.47              18,162.18            2.98             198,844.66
    154           9/25/2017            6,720,799.98        176,224.31              17,698.53            2.98             193,922.84
    155          10/25/2017            6,548,926.02        171,873.96              16,689.99            2.98             188,563.94
    156          11/25/2017            6,381,297.19        167,628.83              16,805.27            2.98             184,434.10
    157          12/25/2017            6,217,810.77        163,486.42              15,846.89            2.98             179,333.30
    158           1/25/2018            6,058,366.51        159,444.26              15,955.59            2.98             175,399.86
    159           2/25/2018            5,902,866.53        155,499.98              15,546.44            2.98             171,046.42
    160           3/25/2018            5,751,215.32        151,651.21              13,681.53            2.98             165,332.75
    161           4/25/2018            5,603,319.63        147,895.69              14,758.26            2.98             162,653.95
    162           5/25/2018            5,459,088.44        144,231.19              13,914.91            2.98             158,146.10
    163           6/25/2018            5,318,432.92        140,655.52              14,008.63            2.98             154,664.14
    164           7/25/2018            5,181,266.37        137,166.56              13,207.44            2.98             150,374.00
    165           8/25/2018            5,047,504.14        133,762.23              13,295.71            2.98             147,057.94
    166           9/25/2018            4,917,063.62        130,440.52              12,952.46            2.98             143,392.98
    167          10/25/2018            4,789,864.18        127,199.44              12,210.71            2.98             139,410.15
    168          11/25/2018            4,665,827.11        124,037.07              12,291.32            2.98             136,328.39
    169          12/25/2018            4,544,875.60        120,951.51              11,586.80            2.98             132,538.31
    170           1/25/2019            4,426,934.67        117,940.93              11,662.66            2.98             129,603.59
    171           2/25/2019            4,311,931.13        115,003.54              11,360.01            2.98             126,363.54
    172           3/25/2019            4,199,793.56        112,137.57               9,994.10            2.98             122,131.67
    173           4/25/2019            4,052,228.14        147,565.42              10,777.14            2.98             158,342.56
    174           5/25/2019            3,885,905.14        166,323.00              10,063.03            2.98             176,386.04
    175           6/25/2019            3,710,835.25        175,069.89               9,971.66            2.98             185,041.56
    176           7/25/2019            3,534,846.39        175,988.86               9,215.24            2.98             185,204.10
    177           8/25/2019            3,219,772.85        315,073.54               9,070.81            2.98             324,144.35
    178           9/25/2019            3,073,991.32        145,781.53               8,262.29            2.98             154,043.82
    179          10/25/2019            2,933,266.72        140,724.60               7,633.75            2.98             148,358.35
    180          11/25/2019            2,796,060.23        137,206.49               7,527.09            2.98             144,733.58
    181          12/25/2019            2,662,285.98        133,774.25               6,943.55            2.98             140,717.80
    182           1/25/2020            2,531,860.18        130,425.80               6,831.72            2.98             137,257.52
    183           2/25/2020            2,404,701.05        127,159.13               6,497.03            2.98             133,656.17
    184           3/25/2020            2,280,728.76        123,972.29               5,772.62            2.98             129,744.90
    185           4/25/2020            2,159,865.43        120,863.33               5,852.60            2.98             126,715.93
    186           5/25/2020            2,042,035.03        117,830.40               5,363.67            2.98             123,194.06
    187           6/25/2020            1,927,163.38        114,871.65               5,240.09            2.98             120,111.74
    188           7/25/2020            1,815,178.07        111,985.31               4,785.79            2.98             116,771.10
    189           8/25/2020            1,706,008.45        109,169.63               4,657.95            2.98             113,827.57
    190           9/25/2020            1,599,585.55        106,422.90               4,377.81            2.98             110,800.71
    191          10/25/2020            1,495,842.08        103,743.47               3,972.30            2.98             107,715.77
    192          11/25/2020            1,394,712.37        101,129.71               3,838.50            2.98             104,968.20
    193          12/25/2020            1,296,132.34         98,580.04               3,463.54            2.98             102,043.57
    194           1/25/2021            1,200,039.43         96,092.91               3,326.02            2.98              99,418.93
    195           2/25/2021            1,106,372.62         93,666.82            3,079.43000         2.98000            9674625.00%
    196           3/25/2021            1,015,072.33         91,300.28            2,564.33000         2.98000            9386461.00%
    197           4/25/2021              926,080.45         88,991.88            2,604.79000         2.98000            9159667.00%
    198           5/25/2021              839,340.26         86,740.19            2,299.77000         2.98000            8903996.00%
    199           6/25/2021              754,796.41         84,543.86            2,153.84000         2.98000            8669770.00%
    200           7/25/2021              672,394.87         82,401.54            1,874.41000         2.98000            8427595.00%
    201           8/25/2021              592,082.95         80,311.92            1,725.44000         2.98000            8203736.00%
    202           9/25/2021              513,809.20         78,273.75            1,519.35000         2.98000            7979310.00%
    203          10/25/2021              437,523.44         76,285.76            1,275.96000         2.98000            7756172.00%
    204          11/25/2021              363,176.68         74,346.76            1,122.73000         2.98000            7546949.00%
    205          12/25/2021              290,721.14         72,455.54              901.89000         2.98000            7335743.00%
    206           1/25/2022              220,110.17         70,610.97              746.02000         2.98000            7135699.00%
    207           2/25/2022              151,298.27         68,811.90              564.83000         2.98000            6937673.00%
    208           3/25/2022               84,241.04         67,057.24              350.68000         2.98000            6740791.00%
    209           4/25/2022               18,895.13         65,345.91              216.17000         2.98000            6556208.00%
    210           5/25/2022                       -         18,895.13               46.92000         2.98000            1894205.00%
 Total                                                  82,210,000.00       16,470,674.20000                         9868067420.00%

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Security A-4
Scenario CALL
Avg Life: 6.7193  Total Interest: 13,783,503.89
                                                                                                                             Total
Per              Date                 Balance                     Principal          Interest           Coupon               Cash
------------------------------------------------------------------------------------------------------------------------------------

      0          11/24/2004           82,210,000.00                     0                    0             -1                      0
      1          12/25/2004           82,210,000.00                     0           174,148.18           2.46             174,148.18
      2           1/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
      3           2/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
      4           3/25/2005           82,210,000.00                     0           157,295.13           2.46             157,295.13
      5           4/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
      6           5/25/2005           82,210,000.00                     0           168,530.50           2.46             168,530.50
      7           6/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
      8           7/25/2005           82,210,000.00                     0           168,530.50           2.46             168,530.50
      9           8/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
     10           9/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
     11          10/25/2005           82,210,000.00                     0           168,530.50           2.46             168,530.50
     12          11/25/2005           82,210,000.00                     0           174,148.18           2.46             174,148.18
     13          12/25/2005           82,210,000.00                     0           168,530.50           2.46             168,530.50
     14           1/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     15           2/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     16           3/25/2006           82,210,000.00                     0           157,295.13           2.46             157,295.13
     17           4/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     18           5/25/2006           82,210,000.00                     0           168,530.50           2.46             168,530.50
     19           6/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     20           7/25/2006           82,210,000.00                     0           168,530.50           2.46             168,530.50
     21           8/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     22           9/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     23          10/25/2006           82,210,000.00                     0           168,530.50           2.46             168,530.50
     24          11/25/2006           82,210,000.00                     0           174,148.18           2.46             174,148.18
     25          12/25/2006           82,210,000.00                     0           168,530.50           2.46             168,530.50
     26           1/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     27           2/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     28           3/25/2007           82,210,000.00                     0           157,295.13           2.46             157,295.13
     29           4/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     30           5/25/2007           82,210,000.00                     0           168,530.50           2.46             168,530.50
     31           6/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     32           7/25/2007           82,210,000.00                     0           168,530.50           2.46             168,530.50
     33           8/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     34           9/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     35          10/25/2007           82,210,000.00                     0           168,530.50           2.46             168,530.50
     36          11/25/2007           82,210,000.00                     0           174,148.18           2.46             174,148.18
     37          12/25/2007           82,210,000.00                  0.00           168,530.50           2.46             168,530.50
     38           1/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     39           2/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     40           3/25/2008           82,210,000.00                  0.00           162,912.82           2.46             162,912.82
     41           4/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     42           5/25/2008           82,210,000.00                  0.00           168,530.50           2.46             168,530.50
     43           6/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     44           7/25/2008           82,210,000.00                  0.00           168,530.50           2.46             168,530.50
     45           8/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     46           9/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     47          10/25/2008           82,210,000.00                  0.00           168,530.50           2.46             168,530.50
     48          11/25/2008           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     49          12/25/2008           82,210,000.00                  0.00           168,530.50           2.46             168,530.50
     50           1/25/2009           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     51           2/25/2009           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     52           3/25/2009           82,210,000.00                  0.00           157,295.13           2.46             157,295.13
     53           4/25/2009           82,210,000.00                  0.00           174,148.18           2.46             174,148.18
     54           5/25/2009           82,210,000.00                  0.00           168,530.50           2.46             168,530.50
     55           6/25/2009           80,530,424.29          1,679,575.71           174,148.18           2.46           1,853,723.90
     56           7/25/2009           78,583,947.54          1,946,476.74           165,087.37           2.46           2,111,564.11
     57           8/25/2009           76,680,392.73          1,903,554.81           166,467.00           2.46           2,070,021.81
     58           9/25/2009           74,821,536.00          1,858,856.73           162,434.63           2.46           2,021,291.37
     59          10/25/2009           73,007,156.17          1,814,379.83           153,384.15           2.46           1,967,763.98
     60          11/25/2009           71,236,189.83          1,770,966.33           154,653.49           2.46           1,925,619.83
     61          12/25/2009           69,507,606.82          1,728,583.02           146,034.19           2.46           1,874,617.21
     62           1/25/2010           67,820,401.26          1,687,205.56           147,240.28           2.46           1,834,445.84
     63           2/25/2010           66,173,591.05          1,646,810.21           143,666.22           2.46           1,790,476.43
     64           3/25/2010           64,566,217.26          1,607,373.78           126,612.14           2.46           1,733,985.92
     65           4/25/2010           62,997,343.63          1,568,873.64           136,772.77           2.46           1,705,646.41
     66           5/25/2010           61,466,055.97          1,531,287.66           129,144.55           2.46           1,660,432.21
     67           6/25/2010           59,971,461.71          1,494,594.26           130,205.60           2.46           1,624,799.85
     68           7/25/2010           58,512,689.36          1,458,772.36           122,941.50           2.46           1,581,713.85
     69           8/25/2010           57,088,887.99          1,423,801.37           123,949.38           2.46           1,547,750.75
     70           9/25/2010           55,699,226.80          1,389,661.19           120,933.29           2.46           1,510,594.49
     71          10/25/2010           54,342,894.60          1,356,332.20           114,183.41           2.46           1,470,515.62
     72          11/25/2010           53,019,099.36          1,323,795.23           115,116.37           2.46           1,438,911.60
     73          12/25/2010           51,727,067.79          1,292,031.57           108,689.15           2.46           1,400,720.73
     74           1/25/2011           50,466,044.84          1,261,022.94           109,575.17           2.46           1,370,598.12
     75           2/25/2011           49,235,293.34          1,230,751.51           106,903.90           2.46           1,337,655.41
     76           3/25/2011           48,034,093.50          1,201,199.84            94,203.53           2.46           1,295,403.36
     77           4/25/2011           46,861,742.58          1,172,350.92           101,752.22           2.46           1,274,103.14
     78           5/25/2011           45,717,554.43          1,144,188.15            96,066.57           2.46           1,240,254.72
     79           6/25/2011           44,600,859.12          1,116,695.30            96,845.02           2.46           1,213,540.32
     80           7/25/2011           43,511,002.59          1,089,856.54            91,431.76           2.46           1,181,288.30
     81           8/25/2011           42,447,346.20          1,063,656.39            92,170.81           2.46           1,155,827.20
     82           9/25/2011           41,409,266.43          1,038,079.76            89,917.63           2.46           1,127,997.39
     83          10/25/2011           40,396,154.53          1,013,111.91            84,889.00           2.46           1,098,000.90
     84          11/25/2011           39,407,416.11            988,738.42            85,572.52           2.46           1,074,310.94
     85          12/25/2011           38,442,470.85            964,945.25            80,785.20           2.46           1,045,730.46
     86           1/25/2012           37,500,752.18            941,718.67            81,433.97           2.46           1,023,152.64
     87           2/25/2012           36,581,706.91            919,045.27            79,439.09           2.46             998,484.36
     88           3/25/2012           35,684,794.95            896,911.97            72,492.75           2.46             969,404.71
     89           4/25/2012           34,809,488.97            875,305.97            75,592.29           2.46             950,898.27
     90           5/25/2012           33,955,274.15            854,214.82            71,359.45           2.46             925,574.27
     91           6/25/2012           33,121,647.84            833,626.31            71,928.59           2.46             905,554.90
     92           7/25/2012           32,308,119.28            813,528.56            67,899.38           2.46             881,427.94
     93           8/25/2012           31,514,209.33            793,909.94            68,439.37           2.46             862,349.31
     94           9/25/2012           30,739,450.21            774,759.12            66,757.60           2.46             841,516.72
     95          10/25/2012           29,983,385.20            756,065.01            63,015.87           2.46             819,080.89
     96          11/25/2012                    0.00         29,983,385.20            63,514.80           2.46          30,046,900.00
Total                                                       82,210,000.00        13,783,503.89                         95,993,503.89
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